UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2025

JANUS HENDERSON GROUP PLC

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands	001-38103	98-1376360
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

201 Bishopsgate	EC2M3AE
London, United Kingdom	(Zip Code)
(Address of principal executive offices)

+44 (0) 20 7818 1818

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.50 Per Share Par Value	JHG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 30, 2025, Janus Henderson Group plc (the “Company”) held its 2025 Annual General Meeting of Shareholders. Shareholders voted on the following resolutions and cast their votes as described below. All director nominees were elected (Proposal 1). The proposal to approve the compensation of the Named Executive Officers as disclosed in the Company’s 2025 Proxy Statement, through a non-binding advisory vote, was approved (Proposal 2). The special resolution to renew the Board’s authority to repurchase its ordinary shares (“common stock”) was approved (Proposal 3). Additionally, shareholders ratified the reappointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year 2025 and authorized the Directors to determine their remuneration (Proposal 4).

Proposal 1: Election of Directors.

Proposal	Nominee	For	% For	Against	Abstain	Broker Non-Votes
1.1	Brian Baldwin	126,994,966	98.4	1,045,660	983,626	10,220,978
1.2	John Cassaday	127,709,350	99.0	352,868	962,034	10,220,978
1.3	Kalpana Desai	123,475,842	95.7	4,582,689	965,721	10,220,978
1.4	Ali Dibadj	127,870,614	99.1	194,980	958,658	10,220,978
1.5	Kevin Dolan	127,676,361	99.0	370,122	977,769	10,220,978
1.6	Eugene Flood Jr.	127,640,076	98.9	414,579	969,597	10,220,978
1.7	Josh Frank	126,952,063	98.4	1,058,266	1,013,923	10,220,978
1.8	Alison Quirk	127,520,176	98.8	507,204	996,872	10,220,978
1.9	Leslie F. Seidman	127,637,238	98.9	376,247	1,010,767	10,220,978
1.10	Angela Seymour-Jackson	126,786,434	98.3	1,268,508	969,310	10,220,978
1.11	Anne Sheehan	127,661,718	99.0	366,540	995,994	10,220,978

Proposal 2: Advisory Say-on-Pay Vote on Executive Compensation.

For	% For	Against	Abstain	Broker Non-Vote
124,390,098	96.4	3,100,882	1,533,272	10,220,978

Proposal 3: Renewal of Authority to Repurchase Common Stock.

For	% For	Against	Abstain	Broker Non-Vote
137,611,358	98.8	444,299	1,189,573	0

Proposal 4: Reappointment and Remuneration of Auditors.

For	% For	Against	Abstain	Broker Non-Vote
137,687,948	98.9	573,709	983,573	0

Note: In tabulating the voting results, only FOR or AGAINST votes are counted. Broker non-votes and abstentions are counted only for purposes of determining whether a quorum is present. Issued Share Capital as at the record date (March 10, 2025): 157,557,812 shares.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Janus Henderson Group plc

Date: May 2, 2025	By:	/s/ Roger Thompson
Roger Thompson
Chief Financial Officer

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